JMP Securities Financial Services and Real Estate Conference September 26, 2011 Exhibit 99.1 Investment Outlook September, 2011

Forward Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for future distributions and market conditions, are not considered historical facts and are considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “plans,” “expects,”
“intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the Company’s distribution policy, changes in the Company’s ability to pay distributions, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC. Given these uncertainties, you should not rely on forward-looking information.  The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS: Overview
Focus on Cost
Efficiency
Target Assets
Agency Residential Mortgage Backed Securities
A Real Estate Investment Trust formed in January 2006
Ample Financing
Sources
Currently financing lines with 33 lenders
Swap agreements with 16 counterparties
Dividend Policy
Self managed: highly scalable
Objective
Senior Management
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Pay dividends and achieve capital appreciation throughout changing interest rate and credit cycles
Be the most efficient Agency REIT in the market
Company intends to distribute all or substantially all of its REIT taxable income

CYS INVESTMENTS

1/7/2005
4/7/2005
7/7/2005
10/7/2005
1/7/2006
4/7/2006
7/7/2006
10/7/2006
1/7/2007
4/7/2007
7/7/2007
10/7/2007
1/7/2008
4/7/2008
7/7/2008
10/7/2008
1/7/2009
4/7/2009
7/7/2009
10/7/2009
1/7/2010
4/7/2010
7/7/2010
10/7/2010
1/7/2011
4/7/2011
7/7/2011

1/21/05
4/21/05
7/21/05
10/21/05
1/21/06
4/21/06
7/21/06
10/21/06
1/21/07
4/21/07
7/21/07
10/21/07
1/21/08
4/21/08
7/21/08
10/21/08
1/21/09
4/21/09
7/21/09
10/21/09
1/21/10
4/21/10
7/21/10
10/21/10
1/21/11
4/21/11
7/21/11

Attractive Environment Likely to Persist
Steep Curve
Creates significant positive carry
Very low cost of financing
Significant ROE
Hedge flexibility very important
Fed still fighting deflation
Source:   Bloomberg.
(1) As of September 23, 2011
Mortgage Yields Currently Attractive
Par-Priced 7/1 hybrid rates now 2.16%
(1)
30 Year fixed rates now 3.45%
(1)
15 Year fixed rates now 2.75%
(1)
Hedging rates historically low
September 23, 2011
September 23, 2011
0.00
1.00
2.00
3.00
4.00
5.00
-1.00
-0.50
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
5 Year Swap vs. 1 Month LIBOR: 1/2005 – 9/2011
5/1 Hybrid Net Interest Margin: 1/2005 – 9/2011

Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11

Attractive Investment Environment Remains
CYS
Strategy
Borrow Short
Invest Long
15 Year Hedged (i) 15 Year Unhedged (ii)
0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
15 Year Fixed Hedged with Swaps: 1/1/2005 - 9/23/2011
Source:   Bloomberg.
Note:      Spreads calculated as: (i) 15 year CC Index  = 50% 4 year swap, and (ii) 15 year Current Coupon Index

10 Year Treasury Note Auctions
11/98 – 8/11
Treasury Auction Volume
2 Year Treasury Note Auctions
2/00 – 8/11
3 Year Treasury Note Auctions
10/00 – 8/11
Source: Bloomberg, US Treasury
5 Year Treasury Note Auctions
2/00 – 8/11
7 Year Treasury Note Auctions
2/00 – 8/11
30 Year Treasury Note Auctions
2/00 – 8/11

Hawkish Dovish Neutral
Plosser
Fisher
Lacker
Duke Tarullo
Dudley
Kocherlakota
Lockhart
Evans
Pianalto
Yellen
Raskin
Bernanke
Governors
2011 Voters
2012 Voters
Fed Board has Become More Dovish
Williams
2013 Voters
Dudley
Evans
Rosengren
Bullard
Clarida
Stein
Obama
Nominees
Note: Kansas City Fed President Hoenig  retires 10/1/2011, and the Kansas City Fed President will be a 2013 Voter.  2010 Voters were Hoenig, Pinalto, Rosengren, and Bullard. Sources: federalreserve.gov, Macroeconomic Advisers, LLC,  Bank of America
Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters, Federal Reserve Bank of Atlanta, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston
Globe, Businessweek, Newsweek, Washington Post, CNBC.
Dudley
St. Louis

Hawkish Dovish Neutral
Other Central Banks are Waging the Inflation War
Xiaochuan
China
Bernanke
USA
Shirakawa
Japan
Trichet
EU (Outgoing)
Canada
Carney
Australia
Stevens
New Zealand
Bollard
Draghi
EU (Incoming)
Tombini
Brazil
Subbarao
India
Consequences: US Rates Likely To Be Lower For Longer

Millions of Persons

Year over Year % Change
All Items
Core CPI

Percent

Regular Gasoline
Crude Oil

8

Source: S&P, Fiserv, and Macromarkets LLC / Haver Analytics, BLS, Challenger, Gray & Christmas, US  Dept of Energy, NYMEX
U.S. Retail Gasoline Price: Regular and Crude
1/01 – Present
%
Capacity Utilization: Manufacturing
2005 – Present
%
Civilian Unemployment Rate
1/1/48 - present
%
Economic Recovery Below Normal Pace
CPI-U All Items, Core
2005 – Present
% Change - Year to Year
Total Nonfarm Private Payroll Employment
2005-present
000’s
Challenger, Gray & Christmas, Inc.
Job Cut Announcement Report
1990 – Present

GRAB
Mtge FIT
Find Security
1) Markets
2) Actions
3) Tools
Fixed Income Trading
FITG > TBA
09:08
4) Settings
TB30 TB15 FN30 FN15 GD30 GN15 SW30 SW15 BFLY Favorites
3.0
3.5
4.0
Oct 103-20+ / 22 1 - 1 - 06+ 104-30+ / 31+ 2 - 1 - 05+ 105-28 / 29 3 - 3 - 04+
Nov 103-09 / 10 1 - 1 - 06 104-23+ / 24+ 3 - 1 - 05+ 105-25+ / 26+ 1 - 3 - 03+
Dec 102-31 / 00+ 1 - 1 - 06 104-17+ / 18+ 2 - 1 - 05+ 105-21+ / 22+ 2 - 1 - 04+
Oct/Nov 11 3/8 / 11 5/8 1 - 1 - 00 06 1/4 / 06 3/4 3 - 3 -- 03 / 03+ 3 - 3 --
Nov/Dec 10 / 10 1/4 1 - 1 -- 06 1/8 / 06 3/8 1 - 1 -- 02 3/4 / 03 1 - 1 - 00 3/8
4.5
5.5
Oct 106-25 / 26+ 1 - 1 - 01+ 107-26 / 27 1 - 1 -- 108-26 / 27 1 - 1 --
Nov 106-22 / 23 1 - 1 - 01 107-22 / 23 1 - 1 + 00+ 108-20+ / 21+ 1 - 1 --
Dec 106-19+ / 21 1 - 1 - 01 107-16 / 17 1 - 1 + 00+ 108-13+ / 14+ 1 - 1 --
Oct/Nov 02 7/8 / 03 1/8 1 - 1 - 00 3/8 04+ / 04 3/4 1 - 1 -- 05 3/8 / 05 5/8 1 - 1 --
Nov/Dec 02 5/8 / 02 7/8 1 - 1 - 00 1/4 05 3/4 / 06 1 - 1 -- 06 7/8 / 07 1/8 1 - 1 --
Benchmarks
Roll Analysis-FNCI
Oct/Nov
Rte
0.24
Treas 2Y 99-27 1/4 / 27+ 0.202 / 198 --
Treas 3Y 99-22 1/4 / 22+ 0.353 / 351 - 01 1/4
Treas 5Y 100-29 3/4 / 29+ 0.810 / 809 - 05 1/4
Treas 7Y 101-18 / 18+ 1.264 / 261 - 07 1/4
Treas 10Y 103-14+ / 15 1.743 / 741 - 07
Treas 30Y 119-01+ / 03 2.804 / 802 - 03+
Cpn Cpr Drp B/E Drp B/E Rte B/E Cpr
3.00 3.80 11.375 6.223 -1.612
3.50 9.54 6.250 6.396 0.287 10.541
4.00 20.13 3.000 5.375 1.057 31.274
4.50 22.59 2.875 5.325 1.072 32.296
5.00 21.90 4.500 5.841 0.689 26.730
5.50 20.97 5.375 6.543 0.627 24.774
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2011 Bloomberg Finance L.P.
SN 466262 H336-3240-1 23-Sep-11 9:08:58 EDT GMT-4:00

Economics of Forward Purchase Economics of Forward Purchase
1
Example: 15 yr. 3 ½% drop = ~6/32 pt. per month
Source: Bloomberg 9/23/11
6/32 represents a discount to the purchase price of the security of approximately $0.30 per month from trade date to settlement date.
1

Portfolio Composition and Results
Total Agency RMBS: $8,835.3 million
1 As of 6/30/11
2 CYS paid quarterly dividends of $0.35 per share of common stock on October 21, 2009, $0.55 per share of common stock on January 27, 2010 and April 28, 2010, and $0.60 per share of common stock on July 28, 2010, October 20, 2010, December 29, 2010, April 20, 2011, and July 27, 2011.  On September 9, 2011, CYS declared a dividend of $0.55 per share of common stock for the third quarter of 2011. The dividend will be paid on October 19, 2011 to stockholders of record on September 21, 2011.
30
Year
Fixed
7.1%
20
Year
Fixed
7.3%
15 Year Fixed
52.1%
Hybrid ARM’s
33.5%
CYS Agency RMBS Portfolio CYS Dividends: 10/2009 – 9/2011
1
$0.35
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
Oct-09
$0.55
Jan-10
$0.55
Apr-10
$0.60
Jul-10
$0.60
Oct-10
$0.60
Dec-10
$0.60
Apr-11
$0.60
Jul-11
$0.55
Oct-10

Portfolio Characteristics
CYS Portfolio Characteristics*
* As of 6/30/11
Par Value Fair Value
Asset Type
Cost/Par
Fair
Value/Par MTR
(1)
Coupon CPR
(2)
15 Year Fixed $4,439,585 $4,605,393 $102.33 $103.73 N/A 3.89% 5.5%
20 Year Fixed 626,399 643,866 102.35 102.79 N/A 4.14% 2.5%
30 Year Fixed 588,274 625,974 103.33 106.41 N/A 5.00%
N/A
(3)
Hybrid ARMs 2,849,820 2,960,036 102.24 103.87 63.1 3.37% 12.8%
Total/Weighted Avg. $8,504,078 $8,835,269 $102.37 $103.89 63.1
(4)
3.81% 7.3%
Weighted Average
(in thousands)
“Months to Reset” is the number of months remaining before the fixed rate on a hybrid ARM becomes a variable rate. At the end of the fixed period, the variable rate will be determined by the margin and the pre-specified caps of the ARM.
CPR is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year. Specifically, the constant prepayment rate is an annualized version of the prior three month prepayment rate.  Securities with no prepayment history are excluded from this calculation.
The Agency RMBS backed by 30 year mortgages in the portfolio are newly issued and did not have three months of CPR history as of June 30, 2011.
Weighted average months to reset of our Hybrid ARM portfolio.
(1)
(2)
(3)
(4)

History of Transparent and
Consistent Financial Reporting
CYS uses Financial Reporting for Investment Companies
CYS financial reporting - Best in Class
Schedule of investments
NAVs have reflected mark-to-market accounting since inception
No OCI account on balance sheet
Realized and unrealized losses taken through income statement
Losses expensed in period incurred

Historical Financials
June 30, 2011 March 31, 2011
Income Statement Data (in 000's)
Investment Income – Interest Income $65,720 $40,980
Total expenses 9,335 7,522
Net Investment Income 56,385 33,458
Net gain (loss) from investments 129,225 19,820
Net gain (loss) from swap and cap contracts (86,188) (1,181)
Net Income (Loss) $99,422 $52,097
Net Income (Loss) Per Common Share (diluted) $1.20 $0.74
Distributions per Common Share $0.60 $0.60
Non-GAAP Measure (in 000's)
Core Earnings
(1)
$41,510 $21,599
Non-GAAP Reconciliation (in 000's)
NET INCOME $99,422 $52,097
Net (gain) loss from investments (129,225) (19,820)
Net (gain) loss on termination of swap contracts 3,493 -
Net unrealized (appreciation) depreciation on swap and cap contracts 67,820 (10,678)
Core Earnings $41,510 $21,599
Key Portfolio Statistics*
Average yield on Agency RMBS
(2)
3.37% 3.27%
Average cost of funds and hedge
(3)
1.14% 1.44%
Interest rate spread net of hedge
(4) 2.23% 1.83%
Operating expense ratio
(5) 1.92% 2.11%
Leverage ratio (at period end)
(6) 8.1:1 8.1:1
Balance Sheet Data (in 000's) 6/30/2011 3/31/2011
Cash and Cash Equivalents $1,092 $6,001
Total Assets $9,310,511 $8,787,632
Repurchase Agreements $7,548,091 $5,364,030
Net assets $1,019,809 $969,266
Net assets per common share $12.35 $11.74
Three Months Ended
As of
(1) Core Earnings is defined as net income (loss) excluding net realized gain (loss) on investments, net unrealized appreciation (depreciation) on investments, net realized gain (loss) on termination of swap contracts and unrealized appreciation (depreciation) on swap and cap contracts.
(2) Our average yield on Agency RMBS for the period was calculated by dividing our interest income from Agency RMBS by our average Agency RMBS.
(3) Our average cost of funds and hedge for the period was calculated by dividing our total interest expense, including our net swap and cap interest income (expense), by our average repurchase agreements.
(4) Our interest rate spread net of hedge for the period was calculated by subtracting our average cost of funds and hedge from our average yield on Agency RMBS.
(5) Our operating expense ratio is calculated by dividing operating expenses by average net assets.
(6) Our leverage ratio was calculated by dividing total liabilities by net assets.
* All percentages are annualized.

14 Financial Highlights Steep yield curve and attractive spreads in target assets Tailwinds likely to continue Investment Company accounting provides transparency

JMP Securities Financial Services and Real Estate Conference September 26, 2011 Investment Outlook September, 2011